UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2021

Franklin BSP Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1345 Avenue of the Americas, Suite 32A

New York, New York 10105

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FBRT	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share	FBRT PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2021, the board of directors of Franklin BSP Realty Trust, Inc. (the “Company”) appointed Jerome Baglien, the Company’s Chief Financial Officer and Treasurer, to also serve as the Company’s Chief Operating Officer, effective December 17, 2021.

Item 8.01. Other Events.

On December 17, 2021, the Company amended and restated its Dividend Reinvestment and Direct Stock Purchase Plan (the “DRIP”), in recognition of the fact that the Company’s common stock is now listed on the New York Stock Exchange. The amended DRIP, which was temporarily suspended in connection with the Capstead Mortgage Corporation merger, is effective immediately. Stockholders already enrolled in the DRIP will have their fourth quarter dividends reinvested in accordance with the DRIP. Stockholders that wish to enroll in the DRIP may do so directly through Company’s website at http://www.fbrtreit.com/investorrelations, or may have the option to do so indirectly through their broker to the extent their broker offers this option.

The DRIP also has a direct stock purchase component for existing stockholders.

Shares of common stock purchased through the DRIP for dividend reinvestments will be supplied either directly by the Company as newly issued shares or via purchases by the DRIP administrator of shares of common stock on the open market, at the Company’s option. If the shares are purchased in the open market, the purchase price will be the average price per share of shares purchased; if the shares are purchased directly from the Company, the purchase price will generally be the average of the daily high and low sales prices for a share of common stock reported by the NYSE on the dividend payment date authorized by the Company’s board of directors.

This summary of the DRIP is qualified in its entirety by the DRIP prospectus to the Company’s Registration Statement on Form S-3 (Registration No. 333-186111) filed with the Securities and Exchange Commission on December 20, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN BSP REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer, Chief Operating Officer and Treasurer

Date: December 20, 2021